LORD ABBETT SECURITIES TRUST

Lord Abbett International Core Equity Fund

Lord Abbett International Dividend Income Fund

Supplement dated October 15, 2013 to the

Prospectus dated March 1, 2013

The following subsections replace the Funds’ respective subsections under “Management – Portfolio Managers” on pages 35 and 43 of the prospectus:

International Core Equity Fund:

Portfolio Manager/Title	Member of the Investment Management Team Since
Vincent J. McBride, Partner and Director	2003
Todd D. Jacobson, Partner and Associate Director	2013
Harold E. Sharon, Partner and Director	2003

International Dividend Income Fund:

Portfolio Manager/Title	Member of the Investment Management Team Since
Vincent J. McBride, Partner and Director	2008
Todd D. Jacobson, Partner and Associate Director	2013
Harold E. Sharon, Partner and Director	2008

The following paragraph replaces the Funds’ respective paragraphs under “Management and Organization of the Funds – Portfolio Managers” on page 119 of the prospectus:

International Core Equity Fund and International Dividend Income Fund. Vincent J. McBride, Partner and Director, heads each Fund’s team. Assisting Mr. McBride is Todd D. Jacobson, Partner and Associate Director. Messrs. McBride and Jacobson are jointly and primarily responsible for the day-to-day management of each Fund. Mr. McBride joined Lord Abbett in 2000. Mr. McBride has been a member of International Core Equity Fund’s team since the Fund’s 2003 inception and has been a member of International Dividend Income Fund’s team since the Fund’s 2008 inception. Mr. Jacobson joined Lord Abbett in 2003 and has been a member of each Fund’s team since 2013. Harold E. Sharon, Partner and Director, is a senior member of each Fund’s team. Mr. Sharon joined Lord Abbett in 2003 and has been a member of each Fund’s team since the Fund’s inception.

Please retain this document for your future reference.